Name of Offeree	Number of Private
Offering Memorandum

LANTIS LASER INC.

SUBSCRIPTION AGREEMENT

Lantis Laser Inc.

Gentlemen:

1. Subscription. The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Lantis Laser Inc. (the “Company”) the number of shares of common stock issued by the Company (the “Shares”) set forth on the signature page hereof, at a purchase price of $0.10 per Share. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Confidential Offering Memorandum of the Company dated July 28, 2006, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the “Memorandum”), relating to the offering by the Company of up to 20,000,000 Shares. The Purchaser acknowledges that the Company is a non-reporting public company and that the sale or transfer of the Shares being subscribed for hereby is subject to various restrictions as set forth below, and that there is a risk that these Shares, once acquired, may be required to be held for an indefinite period of time.

The minimum investment amount of this offering is $25,000 (250,000 Shares). The Company anticipates closing the offering no later than September 28, 2006. The Company’s target offering is 20,000,000 Shares ($2,000,000). The Company’s prescribed minimum amount for closing is 10,000,000 Shares ($1,000,000). The Company may have additional closings up to the target amount.

The undersigned shall be permitted to revoke this subscription for any reason up to and until the Closing Time that relates to Closing of the Shares being sold pursuant to this Agreement. Revocation of this subscription shall be made in writing and sent by the undersigned to the Company by hand, overnight courier, facsimile, electronic mail or United States certified mail, return receipt requested. If the subscription is either (i) rejected by the Company, (ii) revoked by the undersigned, or (iii) if subscriptions to purchase the minimum offering of 10,000,000 Shares is not received by the Company by the anticipated closing date, the Company shall return to the undersigned, without interest or deduction, any payment tendered by the undersigned.

2. Payment. The Purchaser encloses herewith a check payable to, or will immediately make a wire transfer payment to, Anslow & Jaclin, LLP, Attorney Trust Account, in the full amount of the purchase price of the Shares being subscribed for. To request wire transfer instructions, please contact Mr. Stanley Baron at (203) 300-7622. Such funds will be placed in Escrow for the purchaser’s benefit with Anslow & Jaclin, LLP, and will be returned promptly, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company or if the Offering is terminated pursuant to its terms or by the Company.

3. Deposit of Funds. All payments made as provided in Section 2 hereof shall be deposited by the Company as soon as practicable with Anslow & Jaclin, LLP, Attorney Trust Account, and held in a segregated account until such time as the subscription is accepted by the Company.

4. Acceptance of Subscription. The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Shares, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted.

5. Shares not Registered. As discussed in the following paragraph, the Shares being subscribed for hereby are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws, so that the Shares are not freely tradeable. The Company has informed the Purchaser that it will use reasonable efforts to register the Shares in accordance with the requirements of the Securities Act within 120-180 days of the date that this Subscription is accepted, but Purchaser expressly acknowledges that there can be no assurance that such efforts will be successful or that the Shares will be registered, and that without such registration, there will be substantial restrictions on the Purchaser’s ability to sell or transfer the Shares. Notwithstanding the foregoing, the Purchaser may transfer any or all of the Shares purchased hereby if the transfer is by gift, will or intestacy, or by distribution to partners, members or shareholders of the Purchaser.

6. Representations and Warranties. The Purchaser hereby represents, warrants, acknowledges and agrees as follows:

(a) The offering and sale of the Shares pursuant to the Memorandum are not registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Rule 506 of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement;

(b) The Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein, and the Purchaser and the Advisors, if any, prior to the execution of this Subscription Agreement, have had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act;

(c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Shares or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority;

(d) All documents, records, and books pertaining to the investment in the Shares (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and the Advisors, if any;

(e) The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any;

(f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum or as contained in documents or answers to questions so furnished by the Company to the Purchaser or the Advisors, if any;

(g) The Purchaser is unaware of, is in no way relying on, and did not become aware of, the offering of the Shares through, or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Shares and is not subscribing for Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally;

(h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than referral or finders’ fees to be paid by the Company as described in the Memorandum) and, in turn, to be paid to its selected dealers;

(i) The Purchaser or the Advisors, if any, have such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto;

(j) The Purchaser is not relying on the Company or any of its employees or agents, or any other party (including any party that introduced Purchaser to the Company, if any) with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors, if any;

(k) The Purchaser is acquiring the Shares solely for such Purchaser’s own account for investment and not with a view to resale or distribution thereof, in whole or in part. The Purchaser has no agreement arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares and the Purchaser has no plans to enter into any such agreement or arrangement;

(l) The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. In the case of any transfer of the Shares without registration under the Securities Act, the Purchaser must notify the Company of the proposed transfer and, at the Company's request, furnish the Company with an opinion of counsel reasonably satisfactory to the Company that the transfer will not require registration under the Securities Act. Legends shall be placed on the certificates representing the Shares, to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s stock books. Stop transfer instructions will be placed with the transfer agent of the certificates representing the Shares. It is possible that there will not be any market for resale of the Shares at any time in the foreseeable future.

(m) The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for an indefinite period of time;

(n) The Purchaser is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the matters set forth under the caption “Risk Factors” in the Memorandum;

(o) The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as set forth on the Accredited Investor Certification contained herein;

(p) The Purchaser: (i) if a natural person represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby does not conflict with, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity enforceable in accordance with its terms; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity enforceable in accordance with its terms. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound;

(q) The Purchaser and the Advisors, if any, had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to full satisfaction;

(r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of securities as described in the Memorandum or in registering the Shares under the Securities Act. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Shares;

(s) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of its net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser;

(t) The Purchaser is satisfied that it has received adequate information with respect to all matters which it or the Advisors, if any, consider material to the Purchaser’s decision to make this investment;

(u) The Purchaser acknowledges that any estimates of market size, projected research and development expenses included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections and estimates cannot be guaranteed by the Company and should not be relied upon;

(v) Within five days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company (or any party that introduced Purchaser to the Company) is subject;

(w) The Purchaser’s relationship with the Company (or any party that introduced Purchaser to the Company, if any) predates the contact with the Purchaser regarding an investment in the Shares;

(x) THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD IN THE UNITED STATES EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL;

(y) (For ERISA plans only) The fiduciary of the ERISA plan represents that he has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

7. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company (and any party that introduced Purchaser to the Company, if any) and their respective officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

8. Irrevocability; Binding Effect. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death, disability, bankruptcy or dissolution of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements and acknowledgments herein shall be deemed to be made by, and be binding upon, each such person and such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

9. Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

10. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party’s address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by any other means shall be deemed given at the time of receipt thereof.

11. Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

12. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the jurisdiction of any New Jersey state court or United States Federal court sitting in the State of New Jersey, over any action or proceeding arising out of or relating to this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New Jersey state or Federal court. The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of inconvenient forum. The Purchaser further agrees that any action or proceeding brought against the Company, or any other party including any party that introduced Purchaser to the Company, shall be brought only in a New Jersey state or United States Federal court sitting in the State of New Jersey. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Blue Sky Qualification. The purchase of Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

14. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

15. Confidentiality. The Purchaser acknowledges and agrees that any information or data it or its Advisors, if any, have acquired from or about the Company, not otherwise properly in the public domain, was received in strict confidence. The Purchaser agrees not to divulge, communicate or disclose, or permit its Advisors, if any, to disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

16. Miscellaneous.

(a) This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b) The Purchaser’s representations, warranties, agreements and acknowledgements made in this Agreement shall survive the execution and delivery hereof and delivery of the Shares.

(c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) This Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(e) Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

*    *

Accredited Investor Certification
(Initial the appropriate box(es))

___ (i) I am a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year (“income”, for purposes hereof, should be computed as follows: individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (1) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (2) any deduction for depletion under Section 611 et seq. of the Code, (3) any exclusion for interest under Section 103 of the Code and (4) any losses of a partnership as reported on Schedule E of Form 1040);

___ (ii) I am a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

___ (iii) The Purchaser is an investor satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;

___ (iv) The Purchaser is a trust, which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Shares;

___ (v) I am a director or executive officer of the Company; or

___ (vi) The Purchaser is an entity (other than a trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

If the purchaser is an INDIVIDUAL, and if purchased as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)

Date	Address

If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership, Corporation,	Federal Taxpayer Identification Number
Limited Liability Company or Trust

Date

By:
Name:	State of Organization

Title:
Address

Number of Shares Purchased ______________ @ $0.10 Per Share

MAILING INSTRUCTIONS: Please return this completed agreement to Garden State Securities, Inc., 1540 Route 138, Ste. 303; Wall Township, NJ 07719. Attention: Syndicate Department.

SUBSCRIPTION ACCEPTED AND AGREED TO
this ____ day of ___________, 2006

LANTIS LASER INC.

By:
Name: Stanley B Baron
Title: President & CEO